LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED JUNE 4, 2009 TO THE

PROSPECTUS DATED FEBRUARY 28, 2009 OF

LEGG MASON PARTNERS VARIABLE ADJUSTABLE RATE INCOME PORTFOLIO

The following text replaces the section of the Prospectus entitled “Management: Portfolio managers”:

Portfolio managers

The fund is managed by a team of portfolio managers, sector specialists and other investment professionals. The fund’s portfolio managers are S. Kenneth Leech, Stephen A. Walsh and Andrea A. Mack. The portfolio managers are responsible for the day-to-day portfolio management and oversight of the fund. Messrs. Leech and Walsh have been responsible for the day-to-day management of the fund since March 2006, and Ms. Mack has been a part of the fund’s portfolio management team since May 2007. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Messrs. Leech and Walsh and Ms. Mack have been employed as portfolio managers at Western Asset for more than five years.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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